UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22500

A&Q Multi-Strategy Fund

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas

      New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Business Solutions US LLC

One North Wacker Drive

      Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2026

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Multi-Strategy Fund

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2026

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This report provides certain performance data for A&Q Multi-Strategy Fund (the “Fund”) for the fiscal year ended March 31, 2026.

The Fund’s Investment Approach

The Fund commonly is referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term, and it seeks to achieve this investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

The Fund invests in a portfolio of Investment Funds that employ the following strategies: credit/income, equity hedged, multi-strategy, relative value and trading.

Performance Review

The Fund generated a positive return for the year ended March 31, 2026.

The Fund finished positive for the last three quarters of 2025. The Fund slightly underperformed the HFRI FOF: Diversified Index during that time period. Equity hedged, credit, trading, relative value and multi-strategy Investment Funds were all positive contributors. Gains were led by equity hedged Investment Funds; one Investment Fund generated significant gains from long technology sector exposure. Relative value Investment Funds also produced a positive return for the year. Both Investment Funds in the portfolio that focus on fixed income relative value generated gains from EU rates and bond relative value. Another Investment Fund that focusses on commodity trading generated significant gains from long magnets and fiber optics themes. One Investment Fund focused on catastrophe bonds and insurance-linked securities credit contributed positively to performance during the period from underlying cat bond coupon income.

The Fund generated a positive performance during the first quarter of 2026. Trading and credit Investment Funds were positive contributors. Equity hedged Investment Funds were negative contributors. Multi-strategy and relative value Investment Funds produced muted performance. Losses were primarily produced by two Investment Funds that focuses fundamental equity hedged. Exposure to technology and consumer discretionary stocks produced negative performance. One Investment Fund that focusses on commodity trading generated significant gains from long carbides and magnets themes.

Fund Performance

For the 12-month period ended March 31, 2026, the Fund returned 10.99%. The HFRI FOF: Diversified Index returned 11.40%.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Returns	Fund	HFRI FOF: Diversified Index

Year-to-date	10.99%	11.40%

1-Year	10.99%	11.40%

3-Year (average annual)	8.95%	8.53%

5-Year (average annual)	5.99%	5.30%

10-Year (average annual)	5.98%	5.35%

This graph compares a hypothetical $50,000 investment in the Fund with a similar investment in the HFRI FOF: Diversified Index. This index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, and include the reinvestment of all dividends and capital gains distributions, and the Fund’s maximum sales load of 2%. The index does not reflect expenses, fees or sales loads, which would lower performance.

Although the HFRI FOF: Diversified Index is used as a reference point for the A&Q Multi-Strategy Fund, there may be meaningful differences between the Fund and this index. Because managers self-select into this index, there may not be consistency across the character of underlying funds. Such differences could lead to differentiated outcomes.

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

A&Q Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of A&Q Multi-Strategy Fund (the “Fund”), including the schedule of portfolio investments, as of March 31, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of March 31, 2026, by correspondence with the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Asset Management (Americas) LLC registered fund of hedge funds (formerly, UBS Hedge Fund Solutions LLC) investment companies since 1995.

New York, NY

May 27, 2026

A member firm of Ernst & Young Global Limited

A&Q Multi-Strategy Fund

Statement of Assets and Liabilities

March 31, 2026

ASSETS

Investments in Investment Funds, at fair value (cost $180,588,936)	$286,186,331
Cash and cash equivalents	100,523
Receivable from Investment Funds	24,597,984
Advanced subscriptions in Investment Funds	21,000,000
Interest receivable	22,278

Total Assets	331,907,116

LIABILITIES

Loan payable	12,800,000
Shareholders’ redemptions payable	11,038,608
Management Fee payable	1,176,545
Subscriptions received in advance	400,000
Professional fees payable	300,407
Incentive Fee payable	157,066
Administration fee payable	85,474
Tax compliance fees payable	50,000
Officer’s and Trustees’ fees payable	19,008
Custody fee payable	600
Other liabilities	39,564

Total Liabilities	26,067,272

Net Assets	$305,839,844

NET ASSETS

Represented by:
Paid in capital	$303,312,755
Total distributable earnings (loss)	2,527,089

Net Assets	$305,839,844

Net asset value per Share (based on 312,052.997 Shares outstanding)	$980.09

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments

March 31, 2026

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption

Credit/Income

Elementum Zephyrus Total Return Cat Bond Fund Ltd.	Global Markets	8,214,216	10,586,124	3.47	1/1/2024	Monthly	30 days	3/31/2026		$10,586,124
Redwood Opportunity Offshore Fund, Ltd.	US/Canada	1,432,986	2,413,341	0.79	2/1/2017	Quarterly	60 days	6/30/2026	(d),(e)	$2,413,341
Sona Credit Fund Ltd	Global	5,980,320	9,810,773	3.21	12/1/2022	Quarterly	45 days	3/31/2026	(d)	$2,452,693
SPF Securitized Products Fund Ltd.	US/Canada	7,736,671	8,885,276	2.91	7/1/2024	Quarterly	65 days	3/31/2026	(d)	$2,221,319

Credit/Income Subtotal		23,364,193	31,695,514	10.38

Equity Hedged

Aleutian Fund, Ltd.	US/Canada	12,934,841	18,050,756	5.90	6/1/2023	Monthly	90 days	3/31/2026		$18,050,756
Anomaly Capital International, Ltd.	Global	7,406,617	12,434,988	4.07	10/1/2020	Custom Quarterly Dates	60 days	3/31/2026	(d)	$2,104,453
Bay Pond Investors (Cayman), Ltd.	Global	8,125,860	8,454,775	2.76	10/1/2025	Quarterly	45 days	3/31/2026	(d)	$2,113,694
Burkehill International Ltd.	Global Markets	11,169,199	13,383,171	4.38	3/1/2024	Quarterly	60 days	3/31/2026		$13,383,171
Davidson Kempner Talonite Fund (Cayman) Ltd.	Europe including UK	13,009,713	13,339,509	4.36	8/1/2025	Quarterly	60 days	3/31/2026		$13,339,509
Jericho Capital International, Ltd.	US/Canada	4,981,500	9,450,140	3.09	1/1/2024	Quarterly	60 days	3/31/2026		$9,450,140
Point72 Capital International, Ltd.	Global	8,057,900	19,683,928	6.44	8/1/2018	Quarterly	45 days	3/31/2026	(d)	$4,920,982

Equity Hedged Subtotal		65,685,630	94,797,267	31.00

Multi-Strategy

Schonfeld Strategic Partners Offshore Fund Ltd.	Global	4,639,353	6,872,080	2.25	6/1/2021	Monthly	45 days	3/31/2026		$6,872,080

Multi-Strategy Subtotal		4,639,353	6,872,080	2.25

Relative Value

Bright Meadow Agency MBS Offshore Fund, Ltd.	US/Canada	8,560,413	11,652,607	3.81	8/1/2021	Monthly	30 days	3/31/2026	(f)	$5,826,304
Elan Feeder Fund Ltd.	Global	9,456,893	13,685,975	4.47	2/1/2022	Monthly	45 days	3/31/2026	(d)	$3,421,494
Linden Investors LP	Global	3,368,264	12,299,049	4.02	4/1/2014	Quarterly	65 days	3/31/2026	(d)	$3,074,762
Symmetry International Fund, Ltd.	Global	12,411,000	35,065,544	11.46	1/1/2015	Anniversary - 30 months	184 days	12/31/2027	(g)	$35,065,544
Trexquant Offshore Fund Ltd.	Global	10,000,000	10,266,194	3.36	6/1/2025	Monthly	60 days	5/31/2026	(g)	$10,266,194

Relative Value Subtotal		43,796,570	82,969,369	27.12

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments (continued)

March 31, 2026

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption

Trading

AQR Alternative Trends Offshore Fund II Ltd.	Global	12,400,000	12,009,301	3.93	1/1/2026	Monthly	15 days	3/31/2026		$12,009,301
Kirkoswald Global Macro Fund Ltd	Global Markets	10,083,118	14,925,904	4.87	5/1/2023	Quarterly	60 days	3/31/2026	(d)	$3,731,476
Nexus Commodities International Fund Ltd	Global	7,000,000	7,556,569	2.47	11/1/2025	Quarterly	60 days	12/31/2026	(d),(g)	$1,889,142
Rokos Global Macro Fund, Ltd.	Global	3,967,740	13,051,717	4.27	11/1/2015	Monthly	90 days	3/31/2026	(d)	$3,262,929
Statar Capital Offshore (Cayman), Ltd.	US/ Canada	4,152,332	7,687,312	2.51	4/1/2022	Monthly	30 days	3/31/2026		$7,687,312
Valent Green Elements Offshore Fund Ltd.	Global Markets	5,500,000	14,621,298	4.78	5/1/2024	Quarterly	90 days	6/30/2026	(g)	$14,621,298

Trading Subtotal		43,103,190	69,852,101	22.83

Total Investment Funds		$180,588,936	$286,186,331	93.58%

Cash Equivalents	Shares	Cost	Fair Value	% of Net Assets
UBS Select Treasury Institutional Fund, 3.54% (h)	100,523	$100,523	$100,523	0.03%

Total Cash Equivalents	100,523	$100,523	$100,523	0.03%

Total Investments and Cash Equivalents		$180,689,459	$286,286,854	93.61%

Other Assets less Liabilities			19,552,990	6.39

Members’ Capital			$305,839,844	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	The Fund has submitted a full redemption notice for this holding, and as such, is receiving its proceeds from the Investment Fund.
(f)	The Investment Fund is subject to an investor level gate of 50%.
(g)	This holding is under lock-up and is not redeemable without paying a fee.
(h)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) LLC. The rate shown is the current yield as of March 31, 2026. The audited financial statements of this entity can be found at www.sec.gov.

	Value at 4/1/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 3/31/2026	Interest Income
UBS Select Treasury Institutional Fund	$4,325,291	$131,593,012	$(135,817,780)	$-	$-	$100,523	$291,791

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Statement of Operations

Year Ended March 31, 2026

INVESTMENT INCOME

Interest	$291,791

Total Investment Income	291,791

EXPENSES

Management Fee	5,051,100
Incentive Fee	1,859,116
Professional fees	951,651
Commitment Fee	318,519
Administration fee	268,457
Tax compliance fees	150,000
Officer’s and Trustees’ fees	84,403
Interest expense	71,270
Other Adviser fees	14,304
Custody fee	7,200
Printing, insurance and other expenses	175,466

Total Expenses	8,951,486

Net Investment Loss	(8,659,695)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	57,390,609
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(13,407,712)

Net Realized and Unrealized Gain/(Loss) from Investments	43,982,897

Net Increase in Net Assets Derived from Operations	$35,323,202

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Statements of Changes in Net Assets

Years Ended March 31, 2025 and 2026

Net Assets at April 1, 2024	$377,237,348

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(9,222,953)
Net realized gain/(loss) from investments in Investment Funds	30,576,928
Net change in unrealized appreciation/depreciation on investments in Investment Funds	6,785,283

Net Increase in Net Assets Derived from Operations	28,139,258

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2d)	(28,259,480)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 3,094.700 Shares	3,034,750
Reinvestment of distributions of 24,324.186 Shares	23,283,661
Shareholders’ redemptions of 72,540.841 Shares	(70,170,842)

Net Decrease in Net Assets Derived from Capital Transactions	(43,852,431)

Net Assets at March 31, 2025	$333,264,695

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(8,659,695)
Net realized gain/(loss) from investments in Investment Funds	57,390,609
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(13,407,712)

Net Increase in Net Assets Derived from Operations	35,323,202

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2d)	(27,936,542)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 3,076.571 Shares	3,052,000
Reinvestment of distributions of 23,383.525 Shares	22,701,595
Shareholders’ redemptions of 61,505.199 Shares	(60,565,106)

Net Decrease in Net Assets Derived from Capital Transactions	(34,811,511)

Net Assets at March 31, 2026	$305,839,844

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Statement of Cash Flows

Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$35,323,202
Adjustments to reconcile net increase in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(54,400,000)
Proceeds from disposition of investments in Investment Funds	145,478,758
Net realized (gain)/loss from investments in Investment Funds	(57,390,609)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	13,407,712
Changes in assets and liabilities:
(Increase)/decrease in assets:
Receivable from Investment Funds	(13,757,809)
Advanced subscriptions in Investment Funds	(21,000,000)
Interest receivable	(9,099)
Other assets	3,070
Increase/(decrease) in liabilities:
Management Fee payable	(109,415)
Professional fees payable	(1,289)
Incentive Fee payable	102,257
Administration fee payable	(106,958)
Tax compliance fees payable	(50,000)
Officer’s and Trustees’ fees payable	(7,115)
Other liabilities	(7,639)
Net cash provided by operating activities	47,475,066

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	2,852,000
Distributions paid	(5,234,947)
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(62,116,887)
Proceeds from loan	26,100,000
Principal payment on loan	(13,300,000)
Net cash used in financing activities	(51,699,834)

Net decrease in cash and cash equivalents	(4,224,768)
Cash and cash equivalents-beginning of year	4,325,291
Cash and cash equivalents-end of year	$100,523

Supplemental disclosure of cash flow information:
Interest expense paid	$71,270
Reinvestment of distributions	$22,701,595

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

		Years Ended March 31,
	2026	2025	2024	2023	2022
Per Share operating performance
Net asset value per Share, beginning	$960.15	$961.80	$952.64	$964.44	$998.50
Gain/(Loss) from investment operations:
Net investment loss [a]	(25.80)	(24.69)	(21.72)	(20.33)	(20.41)
Net realized and unrealized gain (loss) from investments	130.54	101.00	94.83	55.45	17.59

Total gain/(loss) from investment operations	104.74	76.31	73.11	35.12	(2.82)

Distributions to shareholders	(84.80)	(77.96)	(63.95)	(46.92)	(31.24)

Net asset value per Share, ending	$980.09	$960.15	$961.80	$952.64	$964.44

Ratio/Supplemental Data:

Ratio of net investment loss to average net assets [b,c]	(2.58%)	(2.51%)	(2.26%)	(2.11%)	(2.04%)

Ratio of gross expenses to average net assets after Incentive Fee [b,c]	2.67%	2.58%	2.32%	2.12%	2.05%

Ratio of net expenses to average net assets after Incentive Fee [b,c,d]	2.67%	2.58%	2.32%	2.11%	2.05%

Portfolio turnover rate	17.02%	7.64%	20.35%	20.28%	24.88%

Total return after Incentive Fee [e,f]	10.99%	7.96%	7.94%	3.73%	(0.30%)

Asset coverage [g]	24.894	N/A	22.869	89.600	26.894

Net assets	$305,839,844	$333,264,695	$377,237,348	$407,558,180	$446,668,581

a	Calculated based on the average Shares outstanding during the period.

b	Ratios to average net assets are calculated based on the average net assets for the period.

c	Ratios of net investment loss and total expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d	The ratios of net expenses to average net assets before Incentive Fee were 2.11%, 2.18%, 1.92%, 2.06% and 2.01% during the years ended March 31, 2026, 2025, 2024, 2023 and 2022, respectively.

e	The total returns before Incentive Fee were 11.60%, 8.39%, 8.37%, 3.78% and (0.27%) during the years ended March 31, 2026, 2025, 2024, 2023 and 2022, respectively.

f

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges.

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Financial Highlights (continued)

g

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 6). There were no senior securities payable outstanding as of March 31, 2025.

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Notes to Financial Statements

March 31, 2026

1.	Organization

A&Q Multi-Strategy Fund (the “Fund”) was formed as a statutory trust under the laws of Delaware on February 7, 2011 and commenced operations on March 29, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is commonly referred to as a “fund of funds”. Its investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”). The Fund seeks to achieve its investment objective primarily through the identification, selection and monitoring of Investment Managers and Investment Funds that UBS AM Americas (as defined below) believes will produce attractive returns over time. By diversifying the approach by which the Fund’s assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration”), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Trustees (the “Board”, with an individual member referred to as a “Trustee”). The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration. Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an “interested person” of such company. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund. No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee’s authority as delegated by the Board. The Board may delegate (as may be permitted by the Declaration, the Fund’s By-Laws and the Delaware Statutory Trust Act) the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS AM Americas (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Asset Management (Americas) LLC (“UBS AM Americas” or the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

1.	Organization (continued)

The Adviser is a wholly owned subsidiary of UBS Group AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for shares of beneficial interest (“Shares”) by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for Shares in the Fund. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value (“NAV”) per Share. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter. During the year ended March 31, 2026, 61,505.199 Shares were repurchased.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

The Adviser has determined that the Fund is an investment company as outlined in the FASB Accounting Standards Update No. 2013-08, Financial Services - Investment Companies (Topic 946) - Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an Investment Fund when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments has been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of March 31, 2026. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2026. The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the credit/income strategy (total fair value of $31,695,514) utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. As of March 31, 2026, the Investment Funds in the credit/income strategy had $21,109,390, representing approximately 67% of the value of the investments in this category, subject to investor level gates.

The Investment Funds in the equity hedged strategy (total fair value of $94,797,267) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2026, the Investment Funds in the equity hedged strategy had $40,573,691, representing approximately 43% of the value of the investments in this category, subject to investor level gates.

The Investment Fund in the multi-strategy strategy (total fair value of $6,872,080) invests in both long and short, equity and debt strategies that are primarily in U.S. based securities. The management of this Investment Fund seeks arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. The Investment Fund in the multi-strategy strategy is not subject to investor level gates and/or lock-ups.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Investment Funds in the relative value strategy (total fair value of $82,969,369), a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples. As of March 31, 2026, the Investment Funds in the relative value strategy had $82,969,369, representing 100% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $45,331,738, representing approximately 55% of the value of the investments in this category, that cannot be redeemed in full because the investment includes a restriction that does not allow for redemptions in the first 12-30 months after acquisition. The remaining restriction period for this investment ranges from 2-21 months at March 31, 2026.

The Investment Funds in the trading strategy (total fair value of $69,852,101) are generally top-down in nature and often driven by econometric and macroeconomic research. The Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. As of March 31, 2026, the Investment Funds in the trading strategy had $50,155,488, representing approximately 72% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $22,177,867, representing approximately 32% of the value of the investments in this category, that cannot be redeemed in full because the investment includes a restriction that does not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for this investment ranges from 1-7 months at March 31, 2026.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $286,186,331 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2026.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is earned from the investment in affiliate and recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund intends, consistent with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The Fund has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2025.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within 12 months of the reporting date.

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between total distributable earnings and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2026. Such permanent reclassifications are attributable to differences

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

between book and tax reporting of the Fund’s investments which do not affect net assets or NAV per Share values.

Total Distributable Earnings	Paid in Capital
$0	($0)

The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2026 was $27,936,542 of ordinary income. The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2025 was $24,576,449 of ordinary income and $3,683,031 of distribution in excess of ordinary income.

The tax basis of distributable earnings as of September 30, 2025 (the Fund’s most recent tax year) shown below represents future distribution requirements that the Fund must satisfy under the income tax regulations.

Undistributed Ordinary Income	Capital Loss Carryforward	Qualified Late Year Loss Deferrals*	Net Unrealized Appreciation/ (Depreciation)
$0	$0	$6,614,418	$33,196,034

* Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended September 30, 2025, the Fund incurred a late year ordinary loss of $6,614,418 and a capital loss of $0 which it will elect to defer to the tax year ending September 30, 2026.

At September 30, 2025, the Fund utilized $6,032,474 of capital loss carryforward. The capital loss carryforward is available to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

The federal tax cost of investments is adjusted for taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments at March 31, 2026 is $265,739,749. Investment net tax basis unrealized appreciation was $20,547,105 consisting of $20,937,804 unrealized appreciation and $390,699 unrealized depreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Statement of Assets and

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Liabilities as of March 31, 2026, relates to cumulative differences between tax and US GAAP financial statement reporting requirements on the portfolio investments.

e.	Cash and Cash Equivalents

Cash consists of monies held at The Bank of New York Mellon. Cash equivalents consist of short-term investments that have maturities of three months or less at the date of purchase or money market funds. Such accounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. At March 31, 2026, the Fund held an investment of $100,523 in the UBS Select Treasury Institutional Fund, an affiliate of the Fund, which is included within cash and cash equivalents in the Statement of Assets and Liabilities. The UBS Select Treasury Institutional Fund invests primarily in government securities and other short-term, highly liquid instruments. The cash equivalents are recorded at NAV per share which approximates fair value and are considered to be Level 1 within the fair value hierarchy. The Fund held no cash as of March 31, 2026. There were no restrictions on cash and cash equivalents held as of March 31, 2026.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

g.	Reportable Segment

The Fund adopted FASB Accounting Standards Updates No. 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacts financial statements disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

g.	Reportable Segment (continued)

management committee of the Fund’s adviser, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund pays the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.50% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (as described below) accruals if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date. During the year ended March 31, 2026, the Fund incurred a Management Fee of $5,051,100, of which $1,176,545 remains payable and is included in the Statement of Assets and Liabilities at March 31, 2026.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and is payable in arrears. A portion of the Management Fee and Incentive Fee (as defined below) is paid by UBS AM Americas to its affiliates.

In addition to the Management Fee paid to the Adviser, the Fund also pays the Adviser an incentive fee (the “Incentive Fee”), on a quarterly basis, at an annual rate of 5% of the Fund’s net profits, if any. For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

3.	Related Party Transactions (continued)

shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the Fund, known as a “high water mark” calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in the event of withdrawals by shareholders. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a fiscal quarter will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal quarter. During the year ended March 31, 2026, the Fund incurred an Incentive Fee of $1,859,116, of which $157,066 remains payable and is included in the Statement of Assets and Liabilities at March 31, 2026.

The Incentive Fee is in addition to the incentive fees or allocations charged by the unregistered Investment Funds.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., together with any other broker or dealer appointed by the Fund as distributor of its Shares (the “Distributor”), acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions, without special compensation from the Fund. Currently, UBS FSI acts as the sole distributor of the Fund’s Shares, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

Each Trustee of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chair of the Board and the Chair of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the two other registered alternative investment funds advised by UBS AM Americas. All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses. Such amounts are included within Officer’s and Trustees’ fees in the Statement of Operations.

During the year ended March 31, 2026, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $10,753 which is included in Officer’s and Trustees’ fees in the Statement of Operations, none of which was payable at March 31, 2026.

The Fund, along with the two other registered alternative investment funds advised by UBS AM Americas, and the Trustees, are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated among the funds on a pro-rata basis based on each

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

3.	Related Party Transactions (continued)

fund’s assets under management. On an annual basis, the allocation methodology is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended March 31, 2026, the Fund incurred $80,846 in insurance fees, which is included in printing, insurance and other expenses in the Statement of Operations, none of which was payable at March 31, 2026.

The Fund, along with several other funds advised by UBS AM Americas, is party to a Credit Agreement (See Note 6). On a quarterly basis, the credit provider charges a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser negotiates the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee is allocated to each fund based on the sub-limit borrowing amount which is disclosed within the Credit Agreement. During the year ended March 31, 2026, the Fund incurred a Commitment Fee of $318,519 to the counterparty, of which $28,400 remains payable and is included in other liabilities in the Statement of Assets and Liabilities at March 31, 2026.

The Adviser may incur expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Adviser. During the year ended March 31, 2026, the Fund incurred other Adviser fees of $14,304, none of which was payable at March 31, 2026.

Other investment partnerships sponsored by UBS Group AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), in its role as the Fund’s administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS Group AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon. Such amounts are included within administration fee in the Statement of Operations.

The Bank of New York Mellon serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign sub custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

4.	Administration and Custody Fees (continued)

or omnibus customer account of such custodian. Such amounts are included within custody fee in the Statement of Operations.

5.	Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares. The Fund has registered $570,704,781 of Shares for sale under its Registration Statement (File No. 333-281099). The Shares are distributed by UBS FSI, as the Fund’s Distributor. The Distributor may pay from its own resources compensation to its financial advisors, as well as third party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.

Capital share transactions for outstanding Shares in the Fund during the year ended March 31, 2026 are summarized as follows:

Outstanding Shares April 1, 2025	Subscriptions	Reinvestments	Redemptions	Outstanding Shares March 31, 2026	NAV Per Share
347,098.100	3,076.571	23,383.525	(61,505.199)	312,052.997	$980.09

6.	Loan Payable

The Fund, along with several other funds advised by UBS AM Americas, has entered into a secured Amended and Restated Credit Agreement dated as of September 1, 2022, as amended, supplemented or otherwise modified from time to time with a third-party commercial bank, which will terminate on June 16, 2026 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $71,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day of Daily Simple Secured Overnight Financing Rate (“SOFR”) or Term SOFR for a tenor of one month as determined by the borrower plus 1.50%. There is a Commitment Fee payable by the Fund, calculated at 45 basis points times the actual daily amount of the line of credit not utilized.

During the year ended March 31, 2026, the Fund’s average interest rate paid on borrowings was 5.75% per annum and the average borrowings outstanding was $1,239,722. The Fund had borrowings of $12,800,000 outstanding at March 31, 2026. Interest expense during the year ended March 31, 2026 was $71,270, none of which was payable at March 31, 2026.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2026

7.	Investments

As of March 31, 2026, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments during the year ended March 31, 2026 amounted to $54,400,000 and $145,478,758, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.00% to 2.85% (per annum) of net assets and incentive fees or allocations ranging from 0.00% to 35.00% of net profits earned. No Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to March 31, 2026, the Fund paid shareholders’ redemptions payable of $11,038,608 in full.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee’s term of office is indefinite, subject to the terms of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time. Each officer serves an indefinite term at the pleasure of the Fund’s Board of Trustees. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available on the following website: https://www.ubs.com/us/en/assetmanagement/capabilities/hedge-funds/hedge-fund-solutions.html. The SAI also may be obtained by contacting UBS Asset Management (Americas) LLC (“UBS Asset Management”) at (888) 793-8637.

Name, Year of Birth, Address and Position(s) with Fund[1]	Term of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

INDEPENDENT TRUSTEES

Virginia G. Breen (1964) Chair and Trustee	Since Commencement of Operations (Chair since Jan. 1, 2022)	Private investor and board member of certain entities (as listed herein).	36

Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (16 funds); NB Asset-Based Credit Fund; certain funds in the Calamos Fund Complex (72 funds).

Former Director of JLL Income Property Trust Inc. (from December 2004 to June 2023) and Tech and Energy Transition Corporation (March 2021

to March 2023).

Heather R. Higgins (1959) Trustee	Since Jan. 1, 2022	President and Director of The Randolph Foundation (charitable foundation) (since 1991); board member of several non-profit organizations, including the Independent Women’s Forum (Chair) and the Philanthropy Roundtable (Vice Chair); member of the Board of the Hoover Institution (from 2001 to 2007 and since 2009).	36	None

Stephen H. Penman (1946) Trustee	Since Commencement of Operations	Professor Emeritus of Financial Accounting of the Graduate School of Business, Columbia University.	3	Member, Board of Advisors, Boston Harbor Investment Management, LLC; Member, Investment Advisory Board, Phoenician Capital.

OFFICER(S) WHO ARE NOT TRUSTEES

Peter Thiede (1979) Principal Executive Officer	Since May 22, 2025

Senior Portfolio Manager of Unified Global Alternatives (since January 2025). Previously, Head of Americas of Investment, Portfolio Specialist and Client Service (June 2007 to December 2024) of UBS Hedge Fund Solutions.

			N/A	N/A

Name, Year of Birth, Address and Position(s) with Fund[1]	Term of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

Martin Fuchs (1977) Principal Accounting Officer and Secretary	Since Sept. 11, 2024

Global Head of Asset Management Multi-Manager Alternatives Accounting of UBS AG since December 2023. Previously, Head of Alternative Fund Accounting (Hedge Fund Single Manager and Fund of Funds) (October 2020 to December 2023) of UBS AG and Team Head of Product Control of Alternative & Quantitative Investments (from June 2008 to October 2020).

			N/A	N/A

Michael D. Lemos (1977) Chief Compliance Officer	Since Jul. 12, 2024	Deputy Chief Compliance Officer of UBS Real Estate & Private Markets Americas and Head of Broker-Dealer Compliance of UBS Asset Management related entities since 2015.	N/A	N/A

Keith A. Weller (1961) Chief Legal Officer	Since Jul. 25, 2019

Executive Director (since 2005), Deputy General Counsel (since February 2019), and Head of Registered Funds Legal (since 2022) prior to which he was Senior Associate General Counsel of UBS Business Solutions US LLC (since January 2017) and UBS Asset Management (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS Asset Management and is involved with other funds for which UBS Asset Management or an affiliate serves as investment adviser or administrator.

			N/A	N/A

[1]

The address of each Trustee and officer, other than Mr. Weller, is care of the Secretary of the Fund at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019. Mr. Weller’s address is care of UBS Asset Management (Americas) LLC at One North Wacker Drive, Chicago, Illinois 60606.

[2]	The Fund commenced operations March 29, 2011.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $106,464 for 2025 and $106,464 for 2026.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,436 for 2025 and $2,436 for 2026. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing diversification, and other testing pursuant to sub chapter M of the Internal Revenue Code of 1986, as amended.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $33,858 for 2025 and $33,858 for 2026. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimate.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,577,812 for 2025 and $2,985,802 for 2026.

(h)	Not applicable

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form or is included in the financial statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

For internal use only
UGA Proxy Voting / LPAC Procedures

UGA Corporate Action and Limited

Partnership Advisory Committee (“LPAC”)

Procedures

Classification: For Internal Use Only

Version: 25 Aug 2025

Document Owner: UGA Structuring

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2.1	LPAC votes which must be raised to PE IC	16
2.2	LPAC Meetings	16

APPENDIX IV – HEDGE FUNDS & PRIVATE CREDIT		18

1	Corporate Actions / LPAC Voting Processing and Execution	18

1.1	Third Party Funds	18

1.2	HF / PC Investment Portfolios	20

2	Record Keeping	21

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1   Overview and Scope

These procedures (“Procedures”) set out the process by which UGA (or, if applicable, third parties engaged by UGA) executes voting rights or a decision presented by third-party general partners (“General Partners” or “GPs”) / managers (“Managers”) of the investment funds in which UGA invests (“Funds”) in the form of investment-level corporate actions and/or limited partnership advisory committee (“LPAC”) votes. This is a global procedure that covers portfolios of investments, managed by UGA on a discretionary or non-discretionary basis, that are in the form of accounts, funds or mandates (each a “Portfolio”) and (b) platform services provided by UGA, which include but are not limited to, (i) due diligence, structuring and other services to support single manager access solutions, including direct access funds, which are distributed to WM clients, (ii) discretionary investment advisory services to UGA-sponsored direct access funds, and (iii) certain non-discretionary investment advisory services to WM clients (collectively, the “Platform”).

How a vote is executed and/or processed may vary depending on UGA member clients’ respective requirements, objectives and circumstances as well as varying investment-level considerations such as region, investment strategy, risk tolerance, liquidity, etc. These procedures are intended to be a guideline and may not cover all possible scenarios.

Material exceptions to the Procedures should be escalated to the relevant UGA asset class vertical (“Vertical”) investment committee (“IC”) or GWM Platform Investment Committee (“PIC”).

2   Corporate Actions

Corporate actions are requests from a Fund or General Partner / Manager for a decision or action from investors on matters related to their investment in such Fund, typically pursuant to a Fund’s governing documents.

2.1  Process

Corporate actions may come in various forms and are sent to different individuals and groups within UGA and/or to certain non-discretionary clients or clients serviced by the Platform directly invested in the relevant investment fund.

Corporate actions from a Fund, GP and/or Manager received by employees of UGA member entities (which may receive corporate actions from third party administrators or custodians for the relevant Portfolio or third-party client) should first be communicated promptly to individuals from the relevant Vertical and/or the Platform as well as Structuring for immediate attention.

The relevant Vertical, or Structuring working with the relevant Vertical(s), and/or the Platform will summarize the corporate action for the relevant UGA stakeholders. Different decisions may be made for different Portfolios and for clients serviced by the Platform based on a variety of factors, including differences in client

/ Portfolio investment objectives, guidelines and restrictions, regulatory or tax implications, among others.

Potential conflicts of interest will be escalated in accordance with these Procedures.

In certain situations, depending on the nature and/or complexity of the corporate action, UGA Legal and/or external Legal counsel and/or UGA CORC may also be asked to review and provide advice.

A Vertical / the Platform and Structuring may have additional requirements and steps that govern how a corporate action is processed as further detailed in the appendices to these Procedures (“Appendices”), which may be modified, removed or supplemented from time to time.

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2.2	Corporate Actions: Platform

Any corporate actions involving the Platform should be communicated to the relevant members of the Platform, the Vertical and members of Structuring covering the Platform as soon as possible so that they can communicate and action as needed, including with additional stakeholders such as GWM client / financial advisors and UGA Legal / CORC (as needed).

-

Clients serviced by the Platform invested directly in the underlying funds make their own decisions with respect to a corporate action, but Structuring, ODD and the relevant Vertical(s) and/or the Platform members responsible for monitoring such Fund may review, communicate and provide clients and/or financial advisors / client advisors with support in connection with such corporate action as necessary.

-

If there are clients serviced by the Platform that are invested through a third-party feeder, the third-party manager of such feeder generally reviews and actions such corporate action on behalf of such feeder in communication with relevant members of the Verticals, ODD, Structuring (as applicable) and the Platform.

-

If there are clients serviced by the Platform invested through a UGA-sponsored feeder, the Vertical that is assigned such UGA-sponsored feeder will review such corporate action with Structuring and inform the PIC. The PIC may provide its views to the relevant Vertical and Structuring which will process such corporate action accordingly.

For corporate actions involving both Portfolios and the Platform, with respect to clients serviced by the Platform, Structuring and the relevant Vertical(s) and/or the Platform members responsible for monitoring the relevant Fund will review the corporate action in accordance with the framework above.

Notwithstanding the foregoing, the PIC may also choose to delegate any decision-making to the Vertical(s) responsible for monitoring the relevant Fund.

2.3	Corporate Actions: Portfolios

Corporate actions involving Portfolios will be decided by the Vertical IC to which that Portfolio is assigned. The relevant Vertical IC may choose to delegate reviews and recommendations to the Vertical which will do so with input from ODD and Structuring, as applicable.

For Portfolios where UBS AG or UBS Switzerland AG has an investment or portfolio management role, members from the relevant UGA Portfolio Management Forum will confirm (or reject) recommendations by the relevant Vertical ICs (which may delegate review and processing of corporate actions to the relevant Vertical) for such Portfolios.

For Portfolios managed on a non-discretionary basis, separate client approval may also be necessary depending on the nature of the corporate action and the terms of such client’s investment advisory agreement with the relevant UGA member entity.

2.4	Corporate Action Matters

Matters presented by General Partners / Managers for a decision from investors are those deemed to have a material impact on an investor’s investment or related terms, typically pursuant to a fund’s governing documents.

These may include (but aren’t limited to):

-	Addition of or increase in fees payable to manager
-	Addition of or increase in expense pass-through

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-	Material changes to a fund’s investment strategy, guidelines, or restrictions
-	Extension of fund term / liquidity
-	Transactions involving conflicts of interest
-	Fund restructuring
-	Key person approvals
-	Wind down of fund

In certain circumstances, the relevant ICs and/or clients serviced by the Platform that are direct investors in the relevant Fund (as applicable) may choose to abstain or choose not to vote. These may include an annual general meeting of investors in a Fund where the agenda includes standard and routine matters such as approving auditors and directors for the Fund, or where multiple clients serviced by the Platform are invested in a Fund through a UGA-sponsored feeder.

3	LPACs

An LPAC is a committee appointed by a General Partner of a Fund consisting of individuals representing certain (typically the largest) limited partners who are presented with various fund-related matters for consultation and/or approval during the lifetime of a Fund, such as conflicts of interest transactions or deviations from a Fund’s investment guidelines. Other matters may go to all limited partners (“LPs”) for consent rather than the LPAC.

3.1	Considerations Applicable to UGA LPAC Seats

Seats on an LPAC may be negotiated by UGA or offered by a General Partner. The seats may be voting or non-voting / observer seats.

-	The scope of authority as a voting member of the LPAC may be broader than rights as a non-member LP.
-

Observer seats entitle the individual to receive transparency into but not vote on, participate in or influence matters presented to an LPAC. This may be preferred in certain circumstances, including (but not limited to) when the LPAC remit is too broad or there are material conflicts of interest with other LPAC members or within UGA in connection with the seat and, with respect to the Platform, clients serviced by the Platform are only offered manager access solely by way of distribution of interests in the relevant Fund or in a third party feeder vehicle.

General guidance for LPACs include (but are not limited to):

-	Voting LPAC members are expected to participate and vote.
-	The Fund’s partnership agreement (“LPA”) should identify which issues require communication with or a vote among the LPs.
-

LPAC members and the GP should disclose potential conflicts of interest specific to a matter under the LPAC’s consideration to the entire LPAC in advance of a vote, such as co-investments in underlying portfolio companies, exposures to the GP in other funds, minority ownership of the GP, etc.

-	Areas of confidentiality should also be identified.
-	GPs should not seek waivers for actions taken in accordance with LPAC approval on matters that should have been presented to all LPs for approval

Factors to consider prior to taking an LPAC seat include (but are not limited to):

-	Scope of authority: matters should be in line with expectations (see Section 3.4 of these Procedures for examples).
-	Level of transparency: access to sufficient information for LPAC members to make informed decisions.
●	UGA should seek the ability to share information in connection with an LPAC seat and related

6

matters with other UGA affiliates.
-	Duty of care / indemnification
•	LPAC members should have limited liability and no fiduciary duties to other investors or the Fund and be covered by the indemnity provisions in the relevant Fund documents.
-	D&O / E&O insurance coverage: LPAC members should be covered by the Fund’s applicable insurance policies.
-	Reimbursement of costs: LPAC members do not receive remuneration.
•	However, they may be reimbursed for the cost of LPAC participation in LPAC meetings in accordance with UGA’s Gifts & Entertainment policy.
•	Costs for engaging external counsel or other expertise should also be borne by the Fund.
-

UGA Conflicts: LPAC members must escalate any potential conflicts of interest within UGA in connection with LPAC seats and related votes (if applicable) in accordance with these Procedures and abstain from voting in such instances.

-	Time commitment: typically, 1-2 days / year, though could be more time consuming in a distressed situation.
-	LPAC Composition and Voting:
•	Participating individuals should have delegated authority to vote on behalf of their respective organisations / clients.
•	The GP must not be an LPAC member, actual or perceived.
•	Clear voting and quorum thresholds: e.g. one vote per member, majority for quorum, etc.
•	LPAC members should understand how and when they may be removed, e.g., revocation of a seat for repeated failure to attend meetings or vote on matters presented.
-	LPAC Meetings:
•	LPACs should meet regularly on a pre-agreed frequency, with the option to attend remotely via telephone or video. GPs may decide to convene more frequently on an ad hoc basis.
•	GPs should provide notice to all LPs when the LPAC has engaged counsel or third parties to provide specialized advice, e.g., valuations experts.
•	GPs should notify all LPs upon certain decisions taken or approved by the LPAC.
•	Minutes should be made available to LPs upon request.

ERISA considerations when representing ERISA investors may include (but are not limited to):

-

An LPAC seat holder (including their delegate) representing ERISA clients must be from a UGA member entity that complies with all applicable ERISA requirements, e.g. is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and qualifies as a QPAM (or under another prohibited transaction exemption under applicable ERISA rules).

-	If someone from UGA is appointed to an LPAC representing both ERISA and non-ERISA investors, they must escalate any potential conflicts in accordance with these Procedures.
-

The LPAC seat holder must recuse themselves from decisions relating to transactions with UBS affiliates if representing an ERISA client to ensure self-dealing rules aren’t triggered. When acting as an ERISA fiduciary it is important to avoid the appearance of conflicts, even if such seat holder is unable to exercise the authority to cause such proposed transaction to occur.

The facts and circumstances of each LPAC will vary by Fund, GP and asset class. The above is intended to serve as a guide for UGA members on LPAC governance, whether as a potential member of an LPAC or as an LP without a seat and the relevant individuals from the relevant Vertical, Structuring and/or the Platform will generally seek to have these matters addressed during their negotiations with the General Partners / Managers with respect to LPAC governance and related seats.

Each proposed and current LPAC seat should be reviewed and assessed on a case-by-case basis in light of the facts and circumstances applicable to each seat.

3.2  LPAC Membership Process and Control Framework

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LPAC Seat Approval

Each new LPAC seat will be approved by the relevant IC. The IC approval request will detail:

-	Name of proposed seat holder
-	Whether the seat is voting or non-voting / observer
-	Approval powers
-	UGA client segment / entity investing (if for Portfolios, which Portfolios)
-	Anticipated fund term / length of investment
-	Other LPAC members (if known)
-	Other relevant detail as deemed appropriate by the Vertical.

Note that other ICs will also be required to approve an LPAC seat to the extent such seat represents any other Portfolios or clients they are responsible for or are servicing (or expected to service), respectively.

The determination to request an LPAC seat for an investment and whether it should be a voting or non-voting seat on behalf of Portfolios will be made by the relevant Vertical IC and, where the seat is on behalf of clients serviced by the Platform who are investing direct or via a third party feeder, the Head of the Platform and at least one of the Co-Heads of UGA.

Once it is confirmed that UGA will receive and accept an LPAC seat, an individual from UGA will be designated to hold such seat by the relevant Vertical IC and/or Platform IC.

-

Individuals must have the requisite competency and capacity to make decisions (where they are voting members) on all matters within the purview of the LPAC and have sufficient familiarity with the relevant investment fund and/or the General Partner as well as the client segment/ entity being represented.

-

Subject to the terms of the applicable fund documents, each UGA LPAC member will appoint a delegate or alternate who is of a similar level of seniority and experience in the event they are not available to attend a meeting or vote on a particular matter presented, their membership on an LPAC needs to be withdrawn for any reason, or such UGA LPAC member is no longer an employee of UGA.

-

Senior members (“Executive Director” rank or above) of the relevant Vertical will be consulted on material put to an LPAC vote if the relevant LPAC seat (or delegation) is held by an analyst that is a “Director” level rank or below.

-

Material votes where a UGA LPAC member voted (or would have voted if an observer / non-voting seat) differently from the rest of the LPAC must be disclosed in writing via email to the UGA Governance & Review Forum at DL-UGA-GovReviewForum.

•

A material LPAC vote for these purposes includes (but is not limited to) a vote that involve matters regarding: (i) changes to the investment program, guidelines or restrictions, (ii) conflicts of interest, (iii) extensions of Fund term (if not delegated to the LPs), (iv) valuation, (v) removal of the GP and (v) allocation of deal flow.

○	There may be other matters (such as those described in Section 3.4 below) that may be deemed material in light of the facts and circumstances related to a Fund and/or GP/Manager.
•

If an LPAC seat holder does not receive transparency into the outcome of a matter put to an LPAC vote, such LPAC seat holder will nonetheless disclose the vote to the UGA Governance & Review Forum if it determines that a contrary decision by the LPAC would have a material impact on the Portfolios or the Platform (as applicable).

Each LPAC vote will follow the process set forth in these Procedures (including as may be supplemented by the Appendices). Each LPAC seat holder is responsible for ensuring compliance with these Procedures.

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3.3  LPAC Voting Process

Requests for LPAC votes are sent to the relevant LPAC members from a fund’s General Partner. The relevant Vertical and/or the Platform (as applicable) will review and summarize the LPAC vote for the relevant UGA stakeholders. However, to the extent there are multiple LPAC seats representing different Portfolios and/or clients serviced by the Platform, different decisions may be taken based on a variety of factors, including differences in client / Portfolio investment objectives, guidelines and restrictions, regulatory and/or tax implications, among others.

Where an LPAC seat represents clients serviced by the Platform and Portfolios, a similar process to that followed for corporate actions will apply in relation to LPAC votes. The LPAC seat holder will need to carefully consider the impact to each respective set of clients it represents, unless one of the Portfolios being represented is an ERISA client (in which case they would follow the Procedures applicable to ERISA clients in Section 3.1 above).

Potential conflicts of interest must be escalated in accordance with these Procedures.

In certain situations, depending on the nature and/or complexity of the LPAC vote, UGA Legal and/or external Legal counsel and/or UGA CORC advice may be sought as needed.

A Vertical / the Platform and/or Structuring may have additional requirements that govern how an LPAC vote is processed as further detailed in the Appendices, which may be modified, removed or supplemented from time to time.

3.4  LPAC Scope

Matters that an LPAC is expected to opine on include (but aren’t limited to):

-	Conflicts of interest where GP / manager has the potential to gain or otherwise profit from transactions entered by the Fund (almost always)
-	Review and approval of valuation methodology and any changes to that methodology, and in limited circumstances, the valuations themselves
-	Allocation decisions or approvals of changes to deal-flow allocations
-	Changes to investment guidelines, restrictions
-	Approval of replacement key persons or other matters related to key person time and attention, changes to key person provisions
-	Suspension of investment period during key person event
-	LP defaults
-	Reduction or expansion in fund size
-	Performance considerations such as clawbacks or true ups
-	Reviews of the costs of applicable operational advisors

Economic and termination issues should generally reside with the LPs more broadly (vs. with the LPAC):

-	Changes in fees, waterfall
-	Extension of fund term
-	Extension of investment period
-	Ancillary fee offsets
-	Changes to investment strategy
-	Termination of fund and/or investment period (e.g., following a key person event, for cause)

Matters reserved to the LPAC will vary and the above is not intended to be exhaustive. Other than in certain

9

limited circumstances set forth in the Appendices, LPAC members should not participate in any investment decisions (e.g., whether to make or dispose of certain investments) to avoid being deemed to control the Fund or participate in the Fund’s management / operations, potentially triggering fiduciary duties to the Fund and other investors. There could also be U.S. tax implications for sovereign wealth fund investors if deemed to participate in management of the relevant investment fund through a UGA member holding an LPAC seat.

In certain circumstances and as noted above, an LPAC member with a voting seat may abstain or choose not to vote, such as when matters are presented to an LPAC that may give rise to a potential conflict of interest.

4    Roles and Responsibilities

Corporate Actions

The relevant Vertical IC or PIC for corporate actions involving clients serviced by the Platform will be responsible for approving corporate actions; provided that, with respect to clients serviced by the Platform, the process set out in 2.4 above will apply.

The ICs may delegate the review and processing of corporate actions to the relevant Verticals with input from other teams such as Structuring and ODD. The relevant Vertical, or Structuring working with the relevant Vertical(s), and/or the Platform will review and summarize the corporate action, inform / make recommendations to the relevant ICs and escalate to the relevant UGA stakeholders (e.g. UGA Management Forum, UGA Governance & Review Forum, UGA Legal / Compliance), as needed and applicable.

LPACs

The relevant Verticals / the Platform and Structuring will look to negotiate LPAC seats / observer positions as appropriate. The initial agreement with a GP for an LPAC seat should be reflected in the standard engagement term sheet (the “SETS”). Such LPAC seat and any relevant terms should ultimately be reflected in the final fund documentation (which may include a letter agreement or other form of side letter).

The Verticals / the Platform will be responsible for choosing the relevant individual who will take the LPAC seat in accordance with these Procedures and obtaining the relevant IC or PIC approvals.

The ICs may delegate the review and approval of LPAC votes to the relevant Verticals with input from other teams such as Structuring and ODD. The relevant Vertical, or Structuring working with the relevant Vertical(s), and/or the Platform will review and summarize the LPAC vote, inform the relevant ICs and escalate to the relevant UGA stakeholders (e.g. UGA Management Forum, UGA Governance  & Review Forum, UGA Legal / Compliance), as needed and applicable.

5    Escalations

5.1   Conflicts of Interest

All employees of UGA should act in the interests of our clients. In accordance with the UBS Conflicts of Interests Framework, appropriate steps to identify, prevent and manage actual and potential conflicts of interests arising from corporate actions and LPAC votes must be taken.

Any proposed seats representing both Portfolios and the Platform should be escalated to the UGA Governance

& Review Forum as well as UGA Legal and C&ORC immediately to assess potential conflicts of interest and for guidance as to how such proposed seat holder should approach a vote or any other matter presented to the LPAC, even if solely as a non-voting / observer member.

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Note that, as provided in Section 3.1 above, if such LPAC seat is also for ERISA investors, the seat holder must act in the best interest of the ERISA investors due to obligations to such investors as an ERISA fiduciary and disclose that potential conflict to the non-ERISA clients.

Actual or potential conflicts of interests, including conflicts between UGA legal entities, must be escalated immediately to the UGA Governance & Review Forum. The UGA Governance & Review Forum will review and provide independent oversight and challenge of the measures to address conflicts. Please also refer to section 11 of UBS’s Proxy Voting Policy (4-P-002634) for further detail on the Proxy Voting Conflict of Interest Procedure.

6  Record Keeping

Corporate Actions / Proxy Votes

Each Vertical IC and the PIC will maintain a list of corporate actions / proxy votes and related decisions. This may be delegated to the relevant Verticals with support from Structuring and other UGA teams (e.g. UGA Operations) as needed.

Filing Requirements

UBS Asset Management (Americas) LLC, as a SEC Form 13F filer, is also required to file an annual Form N-PX for any “say on pay” proxy votes.

Unless otherwise provided in the Appendices, for LPACs:

-	Each voting LPAC seat must be approved through and disclosed in UBS’s Affirmation Online tool (goto/aol).
-

The relevant Vertical(s) and/or the Platform will maintain a list of all LPAC seats they hold (including non-voting / observer seats), which will be updated and provided to the UGA Business Risk Group at DL-UGA-BRG who will aggregate and provide to the UGA Governance & Review Forum on a quarterly (or ad hoc if changes are made) basis.

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APPENDIX I – REAL ESTATE

1  Corporate Actions

Given the typical size of the funds and number of investors, investors in a commingled fund investment typically have a smaller ownership percentage when compared to an investor’s ownership percentage in other types of investments, such as non-fund investments (including club deals, co-investments and joint ventures, collectively, “NFIs”) where UBS clients could own the majority of the investment. While still extremely important, the corporate actions in commingled funds are typically restricted to a small number of ad hoc voting items as stipulated in their governing documents.

As mentioned above, NFIs typically have a smaller number of investors, leading to a larger ownership percentage per investor with the potential for RE clients to hold a majority of the voting shares in the investment. The corporate actions for an NFI will be stipulated in the governing documents although NFIs tend to have both routine voting / signoff by investors as well as ad hoc voting matters. In addition to the process stipulated for commingled funds, the below addresses routine voting matters and escalation practices.

Certain corporate actions must be raised either with the UGA Real Estate Investment Committee (“RE IC”) or the relevant regional investment team within the Real Estate Vertical (“RE”). UGA Legal or C&ORC approval may also be sought if appropriate. This is not an exhaustive list of corporate actions that could be raised. For clarity, the regional investment teams will approve routine decisions and any material decisions are escalated to the RE IC.

1.1  Corporate actions which must be raised to RE IC

The following corporate actions must be raised to the RE IC for approval before voting on behalf of RE Portfolios. This is not an exhaustive list of corporate actions. If the corporate action is material, the corporate action must be escalated to the RE IC.

-	Changes in investment restrictions
-	Changes in investment strategy
-	Change in leverage policy
-	Appointment of liquidator
-	Wind down of fund with mutual agreement of GP
-	Issuance of units not at NAV
-	Removal of the general partner, termination of the partnership, termination of the fund etc.
-	Replacement of GP for cause, after a removal event, replacement of GP without cause
-	Merger, consolidation, sale of all or substantially all of the assets or dissolution of the fund
-	Transfer of GP and GP carried interest

If RE has negotiated several key decision rights which would require RE IC involvement for immaterial decisions, pre-approval for any reasonable changes/proposals to the above corporate actions can be attained by the RE IC, allowing the regional team to vote on behalf of all clients on these certain pre-defined non-conflict topics. In this case, these corporate actions do not need to be raised again.

Depending on the severity of the action or vote, the analyst must either involve the regional teams or the RE IC to approve a vote on behalf of a particular Portfolio.

1.2  Corporate Actions Processing and Execution

12

Other than corporate actions for feeders in which clients serviced by the Platform invest, the relevant member designated by the RE Vertical will distribute a corporate action notice and corresponding documents to the relevant analyst within the RE Vertical who will review the corporate action and provide a recommendation to the RE IC (or relevant regional teams as applicable) either at an IC meeting or via email.

2  LPACs

2.1  LPAC Votes / Vetoes

The following approval/veto decisions should all be raised to the regional investment teams by the relevant Vertical analyst before voting on behalf of RE Portfolios. Depending on the implications of the rights, the decisions should be raised to the RE IC. We expect the following approval/veto rights on investments to be raised (however this list is not exhaustive):

-	Transactions that impact/violate investment restrictions
-	Transaction with an affiliate or otherwise prohibited by the LPA
-	Changes to the investment strategy or acquisition outside of the investment strategy
-	Investments where the value of the underlying real estate asset is greater than a certain amount
-	Acquisitions that will breach either the investment guidelines or the LTV limits, or are related party transactions
-	Transactions that cause 10% or more of the fund to be invested in a new country
-	Suspensions of investment period during key man event and any non-direct RE investments

The following are examples of items that could be raised at an LPAC for voting, although not exhaustive. Any formal votes taken at an LPAC should be raised to the regional team. Depending on the implications of the votes, the decisions should be raised to the RE IC.

-

Changes to Leverage Policy, Valuation Policy, Investment Restrictions, Investment Policy, Board Composition, Appraisal Policy, the Capital Allocation Policy, Fund agreement changes, Valuation methodology etc.

-	Conflicts of Interest
-	Fees or expenses related to third parties,
-	Related party transactions
-	Appointment of third parties (accountant, appraiser, valuation firm etc.)
-	LPAC is authorized to consent, approve, review, or waive any matter / matters submitted to the Advisory Committee
-	Liquidity strategy
-	Issuance or purchase of units at Premiums or Discounts
-	Deviations from management regulations
-	Approval of any actions causing the Fund leverage to rise above the Fund’s agreed maximum LTV
-	Approval of operating expenses exceeding the Fund’s cap
-	Approval of any deviation from the Fund’s investment restrictions
-	Appointment of valuers
-	The Redemption Plan and the extension of the time frame for the execution of the Redemption Plan by one year
-	Approving acquisitions, disposals, capital expenditures for the account and risk of the Investors
-	Breach of maximum fund commitment
-	Approving JVs, replacement of key persons, CIKS, investments in new countries

For NFIs, LPACs are negotiated to make certain key decisions (i.e., purchase or sell investments, etc.) in order to for UGA to avoid being deemed to control the relevant Fund for U.S. Bank Holding Company Act purposes. The LPs or the LPAC and the GP decide collectively on investment-related matters for such NFIs. In most cases, the investors have given the RE IC the authority to make such investment-related decisions and vote on such matters

13

on their behalf by contract (via IMAs, etc.).

14

APPENDIX II – INFRASTRUCTURE

1  Corporate Actions

Certain corporate actions must be raised either with the UGA Infrastructure Investment Committee (“Infra IC”) or the Infrastructure Vertical (“Infra Vertical”). UGA Legal or C&ORC approval may also be sought if appropriate. This is not an exhaustive list of corporate actions that could be raised. For clarity, the Infra Vertical will approve routine decisions and any material decisions are escalated to the Infra IC.

1.1  Corporate actions which must be raised to Infra IC

The following corporate actions must be raised to the Infra IC for approval before voting on behalf of Infra Portfolios. This is not an exhaustive list. If the corporate action is material, the corporate action must be escalated to the Infra IC.

-	Fund term extensions
-	Key man approvals
-	Investment guideline changes
-	Matters involving conflicts of interest

1.2  Corporate Actions Processing and Execution

Other than corporate actions for feeders in which clients serviced by the Platform invest, individuals from the data team within UGA Product Services (each, a “Data Analyst”) will distribute a corporate action notice and corresponding documents to the relevant analyst within the Infra Vertical who will review the corporate action and provide a recommendation to the Infra investment team or, where required, to the Infra IC which may be either at an IC meeting or via email.

The Data Analyst will then add the relevant corporate action to the UGA Corporate Actions Log. The Data Analyst will track signoffs and ensure all votes are received prior to the applicable deadline and update the UGA Corporate Actions Log accordingly.

2  LPACs

2.1  LPAC votes which must be raised to Infra IC

The following LPAC votes must be raised to the Infra IC for approval before voting on behalf of Infra Portfolios. This is not an exhaustive list. If the corporate action is material, the corporate action must be escalated to the Infra IC.

-	Fund term extensions
-	Key man approvals
-	Investment guideline changes
-	Matters involving conflicts of interest

15

APPENDIX III – PRIVATE EQUITY

1   Corporate Actions

Certain corporate actions must be raised either with the UGA Private Equity Investment Committee (“PE IC”) or the Private Equity Vertical (“PE Vertical”). UGA Legal or C&ORC approval may also be sought if appropriate. This is not an exhaustive list of corporate actions that could be raised. For clarity, the PE Vertical will approve routine decisions and any material decisions are escalated to the PE IC.

1.1  Corporate actions which must be raised to PE IC

The following corporate actions must be raised to the PE IC for approval before voting on behalf of PE Portfolios. This is not an exhaustive list. If the corporate action is material, the corporate action must be escalated to the PE IC.

-	Fund term extensions
-	Key man approvals
-	Investment guideline changes
-	Matters involving conflicts of interest

1.2  Corporate Actions Processing and Execution

Other than corporate actions for feeders in which clients serviced by the Platform invest, individuals from the data team within UGA Product Services (each a “Data Analyst”) will distribute a corporate action notice and corresponding documents to the relevant analyst within the PE Vertical who will review the corporate action and provide a recommendation to the PE IC (or relevant regional teams as applicable) which may be either at an IC meeting or via email.

The Data Analyst will then add the relevant corporate action to the UGA Corporate Actions Log. The Data Analyst will track signoffs and ensure all votes are received prior to the applicable deadline and update the UGA Corporate Actions Log accordingly.

2  LPACs

2.1  LPAC votes which must be raised to PE IC

The following LPAC votes must be raised to the PE IC for approval before voting on behalf of PE Portfolios. This is not an exhaustive list. If the corporate action is material, the corporate action must be escalated to the PE IC.

-	Fund term extensions
-	Key man approvals
-	Investment guideline changes
-	Matters involving conflicts of interest

2.2  LPAC Meetings

LPAC meetings for the PE Vertical should include an in-camera session that does not include the GP, and LPAC

16

members from the PE Vertical should provide feedback to the GP post-in-camera.

17

APPENDIX IV – HEDGE FUNDS & PRIVATE CREDIT

1	Corporate Actions / LPAC Voting Processing and Execution

1.1	Third Party Funds

The SH-FOF-current mailbox rule requires that any e-mail where the body or subject of the message includes the specific words “EGM”, “Proxy”, “Extraordinary”, “Corporate action”, “Shareholders meeting”, “Consent”, “Vote” or “Proxies” will automatically forward to the Hedge Fund (“HF”) and Private Credit (“PC”) portfolio execution team (“InvOps”) DL (OL-fof-portfolio-execution). InvOps also relies on the Administrators who are authorized recipients of the HF and PC Portfolios to forward any corporate actions to SH-FOF-current upon receipt.

Individuals from the data team within UGA Product Services (each a “Data Analyst”) (or their delegates) will distribute a corporate action notice and corresponding documents to the following groups promptly after receipt:

-	Investment Research PP1
-	OpDD PP1
-

Corporate Action DL (dl-fof-corporateactions@ubs.com) which includes InvOps, individuals from HF and PC Distribution (respectively), HF and PC Portfolio Management teams (“PM”), UGA-Structuring - Investment Structuring (“Investment Structuring”) and Hedge Fund Risk (Ol-fof-portfolio-execution, DL- IPSC, DL-UGA-HF-PM, DL-UGA-Structuring-Inv-Structuring, DL-fof-riskcore) and Investment Structuring Documentation Analyst

-	UGA HF ESG contacts[1] if Key Alternative Platform Master ICAV - Multi-Manager ESG Hedge Master Fund is an investor in the third-party fund
-	Other teams (e.g. Product Services, UGA Legal) as needed depending on the nature of the proxy

Anyone outside of the Data Analyst who receives a proxy/corporate action should forward to the SH-FOF-current mailbox adding, if not part of the subject line, “Proxy” for immediate processing in accordance with these Procedures.

-

In the email circulated to the Corporate Action DL, the Data Analyst should include the internal and actual deadlines and list the affected Portfolios (also highlighting if any such Portfolios are ERISA).

-

Questions regarding the corporate action should be directed to the relevant HF / PC individuals (e.g., impact on manager operations to ODD, background on corporate action to Investment Research PP1, etc.),

-	If no obvious team, then by default questions should be directed towards Investment Research PP1 given they have the closest relationship to fund managers.

The Data Analyst will add the relevant corporate action to the UGA Corporate Actions Log. The Data Analyst will track signoffs from each of the relevant groups (Investment Research, Inv Structuring, OpDD, PMs (required for corporate actions involving UBS AG or UBS Switzerland AG portfolios), other client coverage personnel for Advisory clients2 and ensure all votes are received prior to the applicable deadline.

In certain scenarios the following additional reviews / approvals are also required:

-	ERISA: If there is an ERISA client invested, Documentation Analyst (or their delegate) will send the

1 As of the date of this Appendix, Anouk Bhat, Karim Nasr.

2 The relevant list of such clients to be provided by the HF and PC verticals and relevant client coverage team members to the Data Analysts for reference.

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corporate action notice and related documentation to UGA HF/PC Legal for review/sign-off. Note: No ERISA review needed for AGMs.
-

Advisory: If there are non-discretionary clients invested, the relevant Portfolio Managers will coordinate with the relevant client coverage individuals from the HF and/or PC Verticals or Distribution for instruction / feedback.

-	Blue Funds / International Platform:
•	Members from UGA Structuring – International Perpetual Products Structuring (“IPPS”) if any legacy CS (“Blue”) Portfolios or clients serviced by the Swiss & International (S&I) Platform are invested.[3]
•	Investment Structuring will review corporate actions where clients serviced by S&I are invested.
•	If both Blue Portfolios / clients and other HF and/or PC Portfolios are invested, both IPPS and Investment Structuring teams will review such corporate action for their respective Portfolios.
•

For Blue Hedge Fund Delegation portfolios (“Blue HFDs”) the PM for such portfolios[4] may receive corporate actions directly from Global Investment Management (specifically, CIO Office Portfolio Manager covering legacy CS HFDs), in which case the PM will promptly send to the Data Analyst team at OL-FOF-Data-Mgmt-CoG for processing in accordance with this Appendix IV.

-	US Platform: members from UGA Structuring – US Platform if invested by clients serviced by the US Platform.
•	Note that such corporate actions will be reviewed and processed by US Platform members on behalf of such clients (unless otherwise delegated to Investment Structuring).
-

Liquidity: If any change to a fund’s liquidity terms or investment strategy that may impact the liquidity profile of any of our invested products/clients, PM to coordinate review/instructions with Product Services and Portfolio Execution.

•	Liquidity changes may include the following: extending notice period to redeem, addition of soft/hard locks, ILG, FLG or investments in illiquids/privates, etc.
•	Investment Research PP1 or PM will make a determination that a corporate action does not/would not affect liquidity.
•

To the extent Product Services was asked to review a corporate action, PM will let Product Services know of their decision promptly so that Product Services can discontinue its review if determined no impact on guidelines.

Once Data Analyst has received all votes and ERISA sign off (or other, sign offs, as applicable), Data Analyst will let PM know. Once PM confirms the corporate action decision based on all votes, Data Analyst will convey the decision(s) to Portfolio Execution (or for Onshore China funds, the AM Shanghai (“AM SH”) Investment Team and AM SH operations team) for processing with the relevant administrator(s) for the applicable Portfolios.

-

The Data Analyst will provide detail in the Portfolio Execution instruction as needed, i.e. if consenting and requires no further action OR otherwise requires us to affirmatively respond with the election form.

-	Data Analyst should only instruct Portfolio Execution on corporate actions upon final confirmation from PM (or, in his/her absence, his/her delegate).
-	Data Analyst will update the corporate actions log with the final decision and related date.
-	PM will memorialize each corporate action decision in monthly HF IC or PC IC (as applicable) notes for ratification.

The Data Analyst (or for Onshore China funds, the AM SH Investment Team and AM SH operations team) will then have any applicable forms signed and processed, and the Data Analyst will document and save all related details (e.g. email correspondence, documentation and final voting decisions) in Octane and in the relevant folder at the following location: X:\AIS\Groups\Investment Operations\Evidence\Corp Actions.

Matters Not Requiring Administrator Processing

There may be certain corporate actions that do not require a form or document to be sent to the administrators for processing and may instead be sent by the General Partners to members of the HF or PC Vertical and/or

3 As of the date of this Appendix, Tracy Tallet. Stefan Landolt, Lauren Wychunas and Matthew Taliby.

4 As of the date of this Appendix, Adrian Kunz and his delegate, Fabio Granato.

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Investment Structuring directly (“Non-Administrator Corporate Actions”), e.g. MFN election sent via email and processed by way of update to the side letter.

MFN elections or other Non-Administrator Corporate Actions that impact terms that would be reflected in the term sheets / SETS should follow the above processes for all other Corporate Actions. Otherwise, the relevant members of the Vertical and Structuring may exercise their discretion as to whether such proposed change is material and therefore should be processed by the Data Analyst in accordance with these Procedures or notification is sufficient.

Investment Structuring-Specific Responsibilities

-	Investment Structuring will review and summarize corporate actions for Portfolios within the HF and PC Verticals.
•	Note: The relevant Investment Research PP1 for the Private Credit Vertical will review and summarize matters presented for LPAC votes.
-	In certain scenarios, Investment Structuring may need to update the applicable side letter and/or term sheet and SETS (if there is one) to the extent impacted by a corporate action and/or LPAC vote.
-	Investment Structuring (Documentation Analyst) to update “Reviewed Documents” tab in Octane and archive any old documents being replaced.
-

If a corporate action contains a change that affects the CAG Share Class in Octane, Investment Structuring to update (and will ask another Investment Structuring member to approve the change) in Octane.

-

For corporate action approvals related to funds where ERISA clients are invested, upon approval from UGA Legal, Investment Structuring will update the ERISA approval status and, if applicable, changes to the ERISA structure (<25%, hard wired Master, etc.) as well as the date of ERISA approval in Octane.

•

Investment Structuring will then following the remaining procedures in the process sheet for ERISA reviews entitled “OUTSIDE/INTERAL COUNSEL REVIEW COORDINATION PROCESS – ERISA Review – New Fund ERISA Review”, located here: X:\AIS\Groups\CAG\Processes and Manuals\Tax and ERISA Procedure and Contacts.

•

The initial “ERISA Invested Date” should be auto filled upon an ERISA product first investing, driven from entries in the investment share transactions. The Initial ERISA invested date will be the date an ERISA product first invests into a Fund (Fund is linked to a share class, which is then linked to a legal entity in Octane).

•

The “ERISA Approved Date” will be set to the date of ERISA Approval indicated by a HF/PC Investment Structuring user. However, the ERISA Approved Date for funds with ERISA investors invested prior to the date the functionality was made available in Octane is a default date, 01/01/2011.

•

Both the initial “ERISA Invested Date” and the “ERISA Approved Date” will be cleared and the “ERISA Approved” column will be set to “No” upon full redemption by all ERISA products, or if a fund that was previously ERISA approved has no ERISA allocations.

•

Investment Structuring may also receive a corporate action request directly, in which case they will send to Data Analyst team at OL-FOF-Data-Mgmt-CoG with sufficient detail for processing in accordance with this Appendix IV.

1.2	HF / PC Investment Portfolios

Investment level proxies / corporate actions that are received for HF and/or PC Portfolios that are dedicated feeder funds, baskets, and for any investments through a separately managed account platform (“SMA Platform”) (collectively, “Investment Products”) should be circulated by the Data Analyst in accordance with steps in Appendix IV – Hedge Funds and Private Credit, Section 1.1 of this Appendix IV above.

The Data Analyst should also copy:

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-	For Innocap SMA Platform: UGA HF / PC Legal[5]
-	Portfolio Execution, Product Services (at fof-pc@ubs.com) and UGA HF / PC Legal

Investment Structuring for the SMA Platform and Product Services for other HF and PC Portfolios, will provide a summary of material points and/or key term changes, if any, that will help the PM team and members of HF and PC Distribution evaluate the corporate action for each of the underlying clients/mandates invested in such Investment Product(s).

-

If any change to an Investment Product’s liquidity terms or investment strategy that may impact the liquidity profile of the underlying Portfolios, then Product Services will run liquidity checks (provided Portfolio Execution has coded relevant changes into Octane) in accordance with Appendix IV – Hedge Funds and Private Credit, Section 1.1 above.

-	If there is an ERISA client invested, UGA HF / PC Legal to confirm ok from an ERISA perspective.

Investment Research, Investment Structuring and OpDD sign-offs are generally not required. Such groups may provide additional feedback or comments to the extent necessary or helpful in the context of the specific proxy / corporate action.

PM will summarize each Investment Product corporate action in the monthly HF IC and/or PC IC (as applicable) notes.

2  Record Keeping

Corporation actions voted on at a shareholder meeting must be communicated to UBS AMA Compliance supporting UGA6 who will report annually on Form N-PX for UGA HF’s Portfolios structured as registered investment companies.

As noted above, corporate actions for UGA HF and UGA PC will be logged into the UGA Corporate Actions Log spreadsheet.

5 As of the date of this Appendix IV, the General Counsel for HF and PC, Ed Burman.

6 As of the date of this Appendix IV, Jennifer Serrano, Paula Olenskyj and Michael Lemos.

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Item 13. Portfolio Managers of Closed-End Management Investment Companies.

A&Q MULTI-STRATEGY FUND

PORTFOLIO MANAGER DISCLOSURE

(a)(1) Edoardo Rulli (the “Portfolio Manager”), as Chair of the Unified Global Alternatives (“UGA”) Investment Committee, is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among the underlying investment managers and the general day-to-day management of the Fund.

Mr. Rulli, who has served as the Portfolio Manager of the Fund since March 1, 2023, is the Head of Hedge Funds at UGA. UBS Asset Management (Americas) LLC, the Fund’s investment adviser (the “Adviser”), acting through UGA, is responsible for the day-to-day operations and management of the Fund. Mr. Rulli previously was the Chief Investment Officer and Head of UBS Hedge Fund Solutions, where he was also a member of the Hedge Fund Solutions Management and Senior Investment Forums. Prior to 2016, Mr. Rulli was a Partner and Head of Research at Falcon Money Management where he joined as partner in 2009. From 2008 to 2009, he was a Director at UBS Alternative and Quantitative Investments LLC, a predecessor of UGA. From 2004 to 2008, Mr. Rulli served as a senior analyst at Tremont Capital Management in London, a multi-billion fund of funds. He started his career as an analyst in 2001 at Rasini & C researching European and Asian hedge funds. Mr. Rulli received his bachelor’s degree from Bocconi University in Milan, Italy.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS Group AG (“UBS”), the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of March 31, 2026.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Edoardo Rulli	2(1)	$215,374,592	76(2)	$23,632,412,167	18(3)	$27,870,992,710

[1]	Of these accounts, 1 account with total assets of approximately $127,163,676 charge performance-based advisory fees.
2	Of these accounts, 44 accounts with total assets of approximately $10,159,328,675 charge performance-based advisory fees.
3	Of these accounts, 3 accounts with total assets of approximately $9,596,434,963 charge performance-based advisory fees.

Mr. Rulli does not beneficially own any shares of beneficial interest of the Fund.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Multi-Strategy Fund

By (Signature and Title)* /s/ Peter Thiede
Peter Thiede, Principal Executive Officer

Date	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter Thiede
Peter Thiede, Principal Executive Officer

Date	June 5, 2026

By (Signature and Title)* /s/ Martin Fuchs
Martin Fuchs, Principal Accounting Officer

Date	June 5, 2026

* Print the name and title of each signing officer under his or her signature.